UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 28, 2015

XURA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
200 Quannapowitt Parkway
Wakefield, MA
01880
(Address of Principal Executive Offices)
(Zip Code)
Registrant's telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On December 28, 2015, Xura, Inc. (the “Company”) issued a press release relating to its results for the third fiscal quarter ended October 31, 2015, announcing the filing of its Quarterly Report on Form 10-Q for the quarter ended October 31, 2015 (the “Form 10-Q”) and confirming 2016 guidance. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.
The information contained in this Item of this Current Report, including the press release attached as an exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information disclosed in this Item of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by a specific reference in such filing

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The Company filed the Form 10-Q on December 28, 2015 and regained compliance with Nasdaq’s continued listing requirements.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.         Description

99.1	Press Release of Xura, Inc., dated December 28, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XURA, INC.

Date: December 28, 2015	By:	/s/ Jacky Wu
	Name:	Jacky Wu
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.         Description

99.1	Press Release of Xura, Inc., dated December 28, 2015